Exhibit 10.2.2

AMENDMENT

TO THE CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
SUPPLEMENTAL RETIREMENT INCOME PLAN

As Amended and Restated Effective January 1, 2009

Exhibit 10.2.2

WHEREAS, pursuant to Article III, General Provisions, Section 3.02, Discontinuance and Amendment, the Plan Administrator has the authority to amend certain provisions of the Consolidated Edison Company of New York, Inc. Supplemental Retirement Income Plan (the "SRIP"); and

WHEREAS, the Vice President - Human Resources, as Plan Administrator, is authorized to execute the specified amendments to the SRIP, her execution to be evidence conclusively of her approval thereof;

NOW, therefore, the SRIP is amended as set forth below:

1.Section 1.17, "CEI Participant" is amended effective March 1, 2023, by adding the following sentence:

Effective March 1, 2023, a CEI Participant will no longer include employees of the Con Edison Clean Energy Businesses, Inc. and because CEB was terminated as a Participating Company, a CEI Participant employed by CEB will no longer be an Eligible Employee and no longer actively accrue benefits under this plan

2.Section 1.29, ' Eligible Employee" is amended effective March 1, 2023, by adding the following sentence:

Effective March 1, 2023, employees of Con Edison Clean Energy Businesses, Inc. shall no longer be eligible to participate under this plan.

3.Section 1.41, "Participating Company" is amended effective March -1, 2023, by adding the following sentence:

Effective March 1, 2023, the Clean Energy Businesses, Inc. ("CEB") will no longer be a Participating Company and all references in the SRIP to CEB shall be interpreted in a manner consistent with the termination of CEB as a Participating Company.

Except as hereby amended, all of the terms and conditions set forth in the SRIP shall remain in full force and effect.

Exhibit 10.2.2
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IN WI1NESS WHEREOF, the undersigned has executed this instrument this 1st day of March
2023.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

/s/ Nicole Leon
Nicole Leon
Vice President of Human Resources of Consolidated Edison Company of New York, Inc.